Pacific Select Fund NSAR 12-31-16
Exhibit 77C


                              PACIFIC SELECT FUND
                       SPECIAL MEETINGS OF SHAREHOLDERS
                                  (Unaudited)

  In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the "Trust") is required to furnish certain information regarding any matters submitted to a vote of the Trust's shareholders. Shareholders of record on April 12, 2016 representing 3,413,888,713.30 shares of the Trust and its Funds were notified that a Special Meeting of Shareholders (the "Meeting") would be held at the offices of the Trust on June 20, 2016. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of each matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for all Funds of Pacific Select Fund:
  To elect three nominees to the Trust's Board of Trustees

                         Votes For           Votes Withheld    Voted Shares
                         ---------           --------------    ------------

                      Number     Percent*   Number    Percent*    Number
                      ------     --------   ------    --------    ------
   Gale K. Caruso  3,294,590,051  96.51%  119,298,662  3.49%   3,413,888,713
   Paul A. Keller  3,289,979,673  96.37%  123,909,041  3.63%   3,413,888,713
   James T. Morris 3,293,381,754  96.47%  120,506,960  3.53%   3,413,888,713

Other Trustees currently in office:

   Frederick L. Blackmon
   Nooruddin S Veerjee
   Luci H. Moore


Proposal #2 for all Funds of Pacific Select Fund:
  To approve the reorganization of the Trust from a Massachusetts business trust into a Delaware statutory trust.


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
Absolute Return Portfolio                                   102,716  99.49%           -  0.00%          524  0.51%
Comstock Portfolio                                       20,967,657  95.63%     610,782  2.79%      348,102  1.59%
Core Income Portfolio                                       454,500  99.89%         492  0.11%            -  0.00%
Currency Strategies Portfolio                               462,785  95.50%       5,929  1.22%       15,885  3.28%
Diversified Bond Portfolio                               27,226,546  96.90%     424,830  1.51%      447,272  1.59%
Dividend Growth Portfolio                                20,135,507  96.30%     352,812  1.69%      420,200  2.01%
Emerging Markets Debt Portfolio                           1,805,227  98.43%      11,478  0.63%       17,303  0.94%
Emerging Markets Portfolio                               23,193,790  95.02%     823,179  3.37%      391,656  1.60%
Equity Index Portfolio                                   31,321,669  95.67%     951,108  2.91%      465,331  1.42%
Equity Long/Short Portfolio                               1,280,673  97.47%      22,437  1.71%       10,867  0.83%
Floating Rate Income Portfolio                            3,741,116  95.08%      61,462  1.56%      131,925  3.35%
Floating Rate Loan Portfolio                             19,752,501  97.24%     187,030  0.92%      374,657  1.84%
Focused Growth Portfolio                                  6,894,299  93.37%     327,509  4.44%      162,229  2.20%
Global Absolute Return Portfolio                          1,256,126  99.12%       7,055  0.56%        4,127  0.33%
Growth Portfolio                                         21,552,279  95.21%     423,083  1.87%      660,641  2.92%
Health Sciences Portfolio                                11,444,235  94.29%     402,186  3.31%      291,263  2.40%
High Yield Bond Portfolio                                44,256,061  96.35%   1,058,433  2.30%      620,187  1.35%
Inflation Managed Portfolio                              35,985,214  96.41%     516,856  1.38%      823,375  2.21%
Inflation Strategy Portfolio                              1,908,158  95.30%      72,809  3.64%       21,254  1.06%
International Large-Cap Portfolio                        62,503,823  95.34%   2,071,434  3.16%      980,338  1.50%
International Small-Cap Portfolio                         8,236,871  96.55%     134,005  1.57%      160,108  1.88%
International Value Portfolio                            27,076,224  96.49%     457,408  1.63%      528,828  1.88%
Large-Cap Growth Portfolio                               22,823,311  96.07%     503,099  2.12%      429,678  1.81%
Large-Cap Value Portfolio                                20,577,496  97.20%     377,579  1.78%      215,321  1.02%
Long/Short Large-Cap Portfolio                            4,932,346  94.48%     166,274  3.19%      121,900  2.34%
Main Street(R) Core Portfolio                            17,279,461  96.24%     254,356  1.42%      421,356  2.35%
Managed Bond Portfolio                                   71,826,628  94.58%   1,989,090  2.62%    2,123,927  2.80%
Mid-Cap Equity Portfolio                                 19,368,391  95.98%     449,169  2.23%      362,642  1.80%
Mid-Cap Growth Portfolio                                 23,652,548  95.29%     623,044  2.51%      547,045  2.20%
Mid-Cap Value Portfolio                                   6,111,136  95.12%     142,436  2.22%      170,765  2.66%
Pacific Dynamix - Conservative Growth Portfolio          32,057,853  92.61%   1,019,315  2.94%    1,538,284  4.44%
Pacific Dynamix - Growth Portfolio                       32,493,380  95.24%     815,472  2.39%      807,599  2.37%
Pacific Dynamix - Moderate Growth Portfolio             105,058,648  92.46%   3,691,358  3.25%    4,878,633  4.29%
Portfolio Optimization Aggressive-Growth Portfolio      164,524,789  92.67%   6,686,181  3.77%    6,335,588  3.57%
Portfolio Optimization Conservative Portfolio           171,907,954  91.08%   7,008,047  3.71%    9,831,391  5.21%
Portfolio Optimization Growth Portfolio                 767,390,159  92.75%  25,213,036  3.05%   34,753,683  4.20%
Portfolio Optimization Moderate Portfolio               957,174,860  93.50%  28,946,613  2.83%   37,644,769  3.68%
Portfolio Optimization Moderate-Conservative Portfolio  287,805,113  94.79%   6,729,352  2.22%    9,079,729  2.99%
Real Estate Portfolio                                    13,768,402  96.42%     358,734  2.51%      152,486  1.07%
Short Duration Bond Portfolio                            41,865,410  95.25%     779,615  1.77%    1,307,654  2.98%
Small-Cap Equity Portfolio                                3,491,638  96.18%     107,112  2.95%       31,482  0.87%
Small-Cap Growth Portfolio                               10,366,002  96.15%     243,424  2.26%      171,440  1.59%
Small-Cap Index Portfolio                                22,309,353  96.39%     629,634  2.72%      207,001  0.89%
Small-Cap Value Portfolio                                11,599,079  95.28%     372,030  3.06%      202,408  1.66%
Technology Portfolio                                     17,642,192  96.15%     359,514  1.96%      347,664  1.89%
Value Advantage Portfolio                                 1,223,784  90.03%       5,439  0.40%      130,048  9.57%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
Absolute Return Portfolio                                     103,240
Comstock Portfolio                                         21,926,541
Core Income Portfolio                                         454,992
Currency Strategies Portfolio                                 484,599
Diversified Bond Portfolio                                 28,098,648
Dividend Growth Portfolio                                  20,908,520
Emerging Markets Debt Portfolio                             1,834,008
Emerging Markets Portfolio                                 24,408,625
Equity Index Portfolio                                     32,738,108
Equity Long/Short Portfolio                                 1,313,977
Floating Rate Income Portfolio                              3,934,504
Floating Rate Loan Portfolio                               20,314,188
Focused Growth Portfolio                                    7,384,037
Global Absolute Return Portfolio                            1,267,308
Growth Portfolio                                           22,636,002
Health Sciences Portfolio                                  12,137,683
High Yield Bond Portfolio                                  45,934,681
Inflation Managed Portfolio                                37,325,445
Inflation Strategy Portfolio                                2,002,221
International Large-Cap Portfolio                          65,555,595
International Small-Cap Portfolio                           8,530,984
International Value Portfolio                              28,062,461
Large-Cap Growth Portfolio                                 23,756,088
Large-Cap Value Portfolio                                  21,170,396
Long/Short Large-Cap Portfolio                              5,220,520
Main Street(R) Core Portfolio                              17,955,173
Managed Bond Portfolio                                     75,939,645
Mid-Cap Equity Portfolio                                   20,180,202
Mid-Cap Growth Portfolio                                   24,822,637
Mid-Cap Value Portfolio                                     6,424,337
Pacific Dynamix - Conservative Growth Portfolio            34,615,452
Pacific Dynamix - Growth Portfolio                         34,116,451
Pacific Dynamix - Moderate Growth Portfolio               113,628,639
Portfolio Optimization Aggressive-Growth Portfolio        177,546,559
Portfolio Optimization Conservative Portfolio             188,747,391
Portfolio Optimization Growth Portfolio                   827,356,877
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866
Small-Cap Index Portfolio                                  23,145,988
Small-Cap Value Portfolio                                  12,173,517
Technology Portfolio                                       18,349,370
Value Advantage Portfolio                                   1,359,271

                                      F-1

                              PACIFIC SELECT FUND
                 SPECIAL MEETINGS OF SHAREHOLDERS (Continued)
                                  (Unaudited)


Proposal 3 for all Funds of Pacific Select Fund
  To approve updated fundamental investment policies for the Trust regarding:

3a. Borrowing money


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
Absolute Return Portfolio                                   102,238  99.03%         478  0.46%          524   0.51%
Comstock Portfolio                                       20,896,851  95.30%     615,892  2.81%      413,798   1.89%
Core Income Portfolio                                       443,058  97.38%         492  0.11%       11,442   2.51%
Currency Strategies Portfolio                               461,575  95.25%       4,810  0.99%       18,214   3.76%
Diversified Bond Portfolio                               26,718,717  95.09%     605,018  2.15%      774,913   2.76%
Dividend Growth Portfolio                                19,643,485  93.95%     660,633  3.16%      604,401   2.89%
Emerging Markets Debt Portfolio                           1,779,754  97.04%      23,061  1.26%       31,193   1.70%
Emerging Markets Portfolio                               22,931,387  93.95%   1,063,927  4.36%      413,310   1.69%
Equity Index Portfolio                                   30,316,256  92.60%   1,819,305  5.56%      602,547   1.84%
Equity Long/Short Portfolio                               1,253,140  95.37%      39,457  3.00%       21,380   1.63%
Floating Rate Income Portfolio                            3,623,573  92.10%     138,891  3.53%      172,039   4.37%
Floating Rate Loan Portfolio                             19,578,903  96.38%     333,840  1.64%      401,446   1.98%
Focused Growth Portfolio                                  6,655,089  90.13%     411,585  5.57%      317,363   4.30%
Global Absolute Return Portfolio                          1,221,191  96.36%      35,833  2.83%       10,284   0.81%
Growth Portfolio                                         21,339,502  94.27%     675,401  2.98%      621,100   2.74%
Health Sciences Portfolio                                11,312,732  93.20%     477,661  3.94%      347,291   2.86%
High Yield Bond Portfolio                                42,984,850  93.58%   2,023,077  4.40%      926,754   2.02%
Inflation Managed Portfolio                              35,593,491  95.36%     918,617  2.46%      813,336   2.18%
Inflation Strategy Portfolio                              1,788,523  89.33%     123,035  6.14%       90,662   4.53%
International Large-Cap Portfolio                        61,347,645  93.58%   3,047,032  4.65%    1,160,918   1.77%
International Small-Cap Portfolio                         8,113,692  95.11%     236,464  2.77%      180,828   2.12%
International Value Portfolio                            26,645,108  94.95%     794,160  2.83%      623,193   2.22%
Large-Cap Growth Portfolio                               22,642,468  95.31%     711,187  2.99%      402,433   1.69%
Large-Cap Value Portfolio                                20,180,810  95.33%     599,738  2.83%      389,848   1.84%
Long/Short Large-Cap Portfolio                            4,821,327  92.35%     273,242  5.23%      125,951   2.41%
Main Street(R) Core Portfolio                            16,903,111  94.14%     546,434  3.04%      505,628   2.82%
Managed Bond Portfolio                                   71,116,675  93.65%   2,664,263  3.51%    2,158,707   2.84%
Mid-Cap Equity Portfolio                                 19,003,842  94.17%     761,257  3.77%      415,103   2.06%
Mid-Cap Growth Portfolio                                 23,270,346  93.75%     887,397  3.57%      664,894   2.68%
Mid-Cap Value Portfolio                                   6,101,852  94.98%     153,416  2.39%      169,069   2.63%
Pacific Dynamix - Conservative Growth Portfolio          31,714,835  91.62%   1,489,471  4.30%    1,411,146   4.08%
Pacific Dynamix - Growth Portfolio                       31,906,988  93.52%   1,129,892  3.31%    1,079,572   3.16%
Pacific Dynamix - Moderate Growth Portfolio             102,698,194  90.38%   4,959,537  4.36%    5,970,907   5.25%
Portfolio Optimization Aggressive-Growth Portfolio      161,966,659  91.22%   9,632,690  5.43%    5,947,210   3.35%
Portfolio Optimization Conservative Portfolio           168,538,349  89.29%  10,419,877  5.52%    9,789,166   5.19%
Portfolio Optimization Growth Portfolio                 748,067,142  90.42%  43,672,377  5.28%   35,617,358   4.30%
Portfolio Optimization Moderate Portfolio               942,101,237  92.02%  44,604,076  4.36%   37,060,929   3.62%
Portfolio Optimization Moderate-Conservative Portfolio  284,066,695  93.56%  10,280,077  3.39%    9,267,422   3.05%
Real Estate Portfolio                                    13,641,149  95.53%     417,200  2.92%      221,272   1.55%
Short Duration Bond Portfolio                            41,083,796  93.47%   1,269,651  2.89%    1,599,233   3.64%
Small-Cap Equity Portfolio                                3,427,284  94.41%     148,062  4.08%       54,886   1.51%
Small-Cap Growth Portfolio                               10,164,657  94.28%     353,630  3.28%      262,579   2.44%
Small-Cap Index Portfolio                                21,840,411  94.36%   1,073,527  4.64%      232,050   1.00%
Small-Cap Value Portfolio                                11,488,097  94.37%     457,447  3.76%      227,974   1.87%
Technology Portfolio                                     17,066,938  93.01%     720,927  3.93%      561,504   3.06%
Value Advantage Portfolio                                 1,183,955  87.10%      28,497  2.10%      146,819  10.80%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
Absolute Return Portfolio                                     103,240
Comstock Portfolio                                         21,926,541
Core Income Portfolio                                         454,992
Currency Strategies Portfolio                                 484,599
Diversified Bond Portfolio                                 28,098,648
Dividend Growth Portfolio                                  20,908,520
Emerging Markets Debt Portfolio                             1,834,008
Emerging Markets Portfolio                                 24,408,625
Equity Index Portfolio                                     32,738,108
Equity Long/Short Portfolio                                 1,313,977
Floating Rate Income Portfolio                              3,934,504
Floating Rate Loan Portfolio                               20,314,188
Focused Growth Portfolio                                    7,384,037
Global Absolute Return Portfolio                            1,267,308
Growth Portfolio                                           22,636,002
Health Sciences Portfolio                                  12,137,683
High Yield Bond Portfolio                                  45,934,681
Inflation Managed Portfolio                                37,325,445
Inflation Strategy Portfolio                                2,002,221
International Large-Cap Portfolio                          65,555,595
International Small-Cap Portfolio                           8,530,984
International Value Portfolio                              28,062,461
Large-Cap Growth Portfolio                                 23,756,088
Large-Cap Value Portfolio                                  21,170,396
Long/Short Large-Cap Portfolio                              5,220,520
Main Street(R) Core Portfolio                              17,955,173
Managed Bond Portfolio                                     75,939,645
Mid-Cap Equity Portfolio                                   20,180,202
Mid-Cap Growth Portfolio                                   24,822,637
Mid-Cap Value Portfolio                                     6,424,337
Pacific Dynamix - Conservative Growth Portfolio            34,615,452
Pacific Dynamix - Growth Portfolio                         34,116,451
Pacific Dynamix - Moderate Growth Portfolio               113,628,639
Portfolio Optimization Aggressive-Growth Portfolio        177,546,559
Portfolio Optimization Conservative Portfolio             188,747,391
Portfolio Optimization Growth Portfolio                   827,356,877
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866
Small-Cap Index Portfolio                                  23,145,988
Small-Cap Value Portfolio                                  12,173,517
Technology Portfolio                                       18,349,370
Value Advantage Portfolio                                   1,359,271

3b. Issuing Senior Securities

                                                                                         Outstanding
                                      Votes For        Votes Against      Abstentions      Shares
                                      ---------        -------------      -----------      ------

                                   Number   Percent*  Number   Percent* Number  Percent*   Number
-                                  ------   --------  ------   -------- ------  --------   ------
Absolute Return Portfolio           102,238  99.03%        478  0.46%       524  0.51%      103,240
Comstock Portfolio               20,806,959  94.89%    728,967  3.32%   390,615  1.78%   21,926,541
Core Income Portfolio               443,058  97.38%        492  0.11%    11,442  2.51%      454,992
Currency Strategies Portfolio       461,575  95.25%      4,810  0.99%    18,214  3.76%      484,599
Diversified Bond Portfolio       26,898,105  95.73%    351,919  1.25%   848,624  3.02%   28,098,648
Dividend Growth Portfolio        19,721,589  94.32%    626,940  3.00%   559,990  2.68%   20,908,520
Emerging Markets Debt Portfolio   1,793,107  97.77%      9,707  0.53%    31,193  1.70%    1,834,008
Emerging Markets Portfolio       22,930,823  93.95%  1,066,092  4.37%   411,711  1.69%   24,408,625
Equity Index Portfolio           30,285,308  92.51%  1,853,643  5.66%   599,157  1.83%   32,738,108
Equity Long/Short Portfolio       1,275,564  97.08%     17,033  1.30%    21,380  1.63%    1,313,977
Floating Rate Income Portfolio    3,703,268  94.12%     57,637  1.46%   173,599  4.41%    3,934,504

                                      F-2

                              PACIFIC SELECT FUND
                 SPECIAL MEETINGS OF SHAREHOLDERS (Continued)
                                  (Unaudited)


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
Floating Rate Loan Portfolio                             19,633,105  96.65%     279,638  1.38%      401,446   1.98%
Focused Growth Portfolio                                  6,659,895  90.19%     408,830  5.54%      315,312   4.27%
Global Absolute Return Portfolio                          1,225,568  96.71%      31,456  2.48%       10,284   0.81%
Growth Portfolio                                         21,380,370  94.45%     639,105  2.82%      616,527   2.72%
Health Sciences Portfolio                                11,331,963  93.36%     443,112  3.65%      362,608   2.99%
High Yield Bond Portfolio                                43,710,390  95.16%   1,135,036  2.47%    1,089,255   2.37%
Inflation Managed Portfolio                              35,708,369  95.67%     803,739  2.15%      813,336   2.18%
Inflation Strategy Portfolio                              1,829,225  91.36%      82,333  4.11%       90,662   4.53%
International Large-Cap Portfolio                        61,201,960  93.36%   3,171,733  4.84%    1,181,902   1.80%
International Small-Cap Portfolio                         8,195,679  96.07%     154,477  1.81%      180,828   2.12%
International Value Portfolio                            26,760,765  95.36%     667,134  2.38%      634,561   2.26%
Large-Cap Growth Portfolio                               22,754,452  95.78%     579,525  2.44%      422,111   1.78%
Large-Cap Value Portfolio                                20,297,290  95.88%     480,705  2.27%      392,400   1.85%
Long/Short Large-Cap Portfolio                            4,874,323  93.37%     220,246  4.22%      125,951   2.41%
Main Street(R) Core Portfolio                            17,003,362  94.70%     448,418  2.50%      503,393   2.80%
Managed Bond Portfolio                                   71,036,829  93.54%   2,610,053  3.44%    2,292,763   3.02%
Mid-Cap Equity Portfolio                                 19,121,927  94.76%     630,563  3.12%      427,713   2.12%
Mid-Cap Growth Portfolio                                 23,425,056  94.37%     758,464  3.06%      639,117   2.57%
Mid-Cap Value Portfolio                                   6,102,490  94.99%     152,778  2.38%      169,069   2.63%
Pacific Dynamix - Conservative Growth Portfolio          31,814,478  91.91%   1,357,411  3.92%    1,443,563   4.17%
Pacific Dynamix - Growth Portfolio                       32,197,570  94.38%   1,017,387  2.98%      901,495   2.64%
Pacific Dynamix - Moderate Growth Portfolio             103,610,860  91.18%   3,744,718  3.30%    6,273,061   5.52%
Portfolio Optimization Aggressive-Growth Portfolio      164,141,113  92.45%   7,177,938  4.04%    6,227,508   3.51%
Portfolio Optimization Conservative Portfolio           171,654,056  90.94%   7,043,754  3.73%   10,049,582   5.32%
Portfolio Optimization Growth Portfolio                 758,484,745  91.68%  31,488,540  3.81%   37,383,592   4.52%
Portfolio Optimization Moderate Portfolio               954,044,984  93.19%  32,809,845  3.20%   36,911,413   3.61%
Portfolio Optimization Moderate-Conservative Portfolio  288,456,364  95.01%   5,696,402  1.88%    9,461,428   3.12%
Real Estate Portfolio                                    13,604,359  95.27%     451,677  3.16%      223,585   1.57%
Short Duration Bond Portfolio                            41,291,723  93.95%   1,073,964  2.44%    1,586,993   3.61%
Small-Cap Equity Portfolio                                3,436,896  94.67%     138,450  3.81%       54,886   1.51%
Small-Cap Growth Portfolio                               10,220,475  94.80%     305,037  2.83%      255,354   2.37%
Small-Cap Index Portfolio                                21,915,586  94.68%     998,745  4.31%      231,657   1.00%
Small-Cap Value Portfolio                                11,472,047  94.24%     473,496  3.89%      227,974   1.87%
Technology Portfolio                                     17,344,047  94.52%     433,901  2.36%      571,422   3.11%
Value Advantage Portfolio                                 1,192,182  87.71%      20,270  1.49%      146,819  10.80%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
Floating Rate Loan Portfolio                               20,314,188
Focused Growth Portfolio                                    7,384,037
Global Absolute Return Portfolio                            1,267,308
Growth Portfolio                                           22,636,002
Health Sciences Portfolio                                  12,137,683
High Yield Bond Portfolio                                  45,934,681
Inflation Managed Portfolio                                37,325,445
Inflation Strategy Portfolio                                2,002,221
International Large-Cap Portfolio                          65,555,595
International Small-Cap Portfolio                           8,530,984
International Value Portfolio                              28,062,461
Large-Cap Growth Portfolio                                 23,756,088
Large-Cap Value Portfolio                                  21,170,396
Long/Short Large-Cap Portfolio                              5,220,520
Main Street(R) Core Portfolio                              17,955,173
Managed Bond Portfolio                                     75,939,645
Mid-Cap Equity Portfolio                                   20,180,202
Mid-Cap Growth Portfolio                                   24,822,637
Mid-Cap Value Portfolio                                     6,424,337
Pacific Dynamix - Conservative Growth Portfolio            34,615,452
Pacific Dynamix - Growth Portfolio                         34,116,451
Pacific Dynamix - Moderate Growth Portfolio               113,628,639
Portfolio Optimization Aggressive-Growth Portfolio        177,546,559
Portfolio Optimization Conservative Portfolio             188,747,391
Portfolio Optimization Growth Portfolio                   827,356,877
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866
Small-Cap Index Portfolio                                  23,145,988
Small-Cap Value Portfolio                                  12,173,517
Technology Portfolio                                       18,349,370
Value Advantage Portfolio                                   1,359,271

3c. Underwriting Securities of Other Issuers

                                                                                             Outstanding
                                        Votes For        Votes Against       Abstentions       Shares
                                        ---------        -------------       -----------       ------

                                     Number   Percent*  Number   Percent*  Number   Percent*   Number
                                     ------   --------  ------   --------  ------   --------   ------
Absolute Return Portfolio             102,238  99.03%        478  0.46%         524  0.51%      103,240
Comstock Portfolio                 20,779,326  94.77%    746,906  3.41%     400,309  1.83%   21,926,541
Core Income Portfolio                 443,058  97.38%        492  0.11%      11,442  2.51%      454,992
Currency Strategies Portfolio         461,575  95.25%      4,810  0.99%      18,214  3.76%      484,599
Diversified Bond Portfolio         26,849,095  95.55%    491,835  1.75%     757,718  2.70%   28,098,648
Dividend Growth Portfolio          19,643,740  93.95%    739,976  3.54%     524,804  2.51%   20,908,520
Emerging Markets Debt Portfolio     1,779,754  97.04%     23,061  1.26%      31,193  1.70%    1,834,008
Emerging Markets Portfolio         22,887,215  93.77%  1,109,628  4.55%     411,783  1.69%   24,408,625
Equity Index Portfolio             30,310,873  92.59%  1,836,101  5.61%     591,134  1.81%   32,738,108
Equity Long/Short Portfolio         1,253,140  95.37%     39,457  3.00%      21,380  1.63%    1,313,977
Floating Rate Income Portfolio      3,620,320  92.01%    142,144  3.61%     172,039  4.37%    3,934,504
Floating Rate Loan Portfolio       19,516,238  96.07%    399,281  1.97%     398,669  1.96%   20,314,188
Focused Growth Portfolio            6,662,919  90.23%    405,806  5.50%     315,312  4.27%    7,384,037
Global Absolute Return Portfolio    1,221,191  96.36%     35,833  2.83%      10,284  0.81%    1,267,308
Growth Portfolio                   21,347,284  94.31%    694,642  3.07%     594,076  2.62%   22,636,002
Health Sciences Portfolio          11,355,322  93.55%    428,143  3.53%     354,219  2.92%   12,137,683
High Yield Bond Portfolio          43,617,600  94.96%  1,390,327  3.03%     926,754  2.02%   45,934,681
Inflation Managed Portfolio        35,775,334  95.85%    730,928  1.96%     819,183  2.19%   37,325,445
Inflation Strategy Portfolio        1,829,225  91.36%     82,333  4.11%      90,662  4.53%    2,002,221
International Large-Cap Portfolio  61,098,858  93.20%  3,261,063  4.97%   1,195,674  1.82%   65,555,595
International Small-Cap Portfolio   8,141,095  95.43%    195,440  2.29%     194,449  2.28%    8,530,984
International Value Portfolio      26,695,050  95.13%    731,465  2.61%     635,946  2.27%   28,062,461
Large-Cap Growth Portfolio         22,649,023  95.34%    656,068  2.76%     450,997  1.90%   23,756,088
Large-Cap Value Portfolio          20,249,222  95.65%    531,941  2.51%     389,232  1.84%   21,170,396
Long/Short Large-Cap Portfolio      4,875,590  93.39%    218,979  4.19%     125,951  2.41%    5,220,520
Main Street(R) Core Portfolio      16,941,125  94.35%    495,437  2.76%     518,611  2.89%   17,955,173
Managed Bond Portfolio             70,656,663  93.04%  3,121,815  4.11%   2,161,167  2.85%   75,939,645

                                      F-3

                              PACIFIC SELECT FUND
                 SPECIAL MEETINGS OF SHAREHOLDERS (Continued)
                                  (Unaudited)


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
Mid-Cap Equity Portfolio                                 19,091,430  94.60%     672,645  3.33%      416,127   2.06%
Mid-Cap Growth Portfolio                                 23,328,235  93.98%     835,063  3.36%      659,338   2.66%
Mid-Cap Value Portfolio                                   6,090,797  94.81%     165,116  2.57%      168,424   2.62%
Pacific Dynamix - Conservative Growth Portfolio          31,680,864  91.52%   1,575,032  4.55%    1,359,556   3.93%
Pacific Dynamix - Growth Portfolio                       31,784,393  93.16%   1,358,346  3.98%      973,713   2.85%
Pacific Dynamix - Moderate Growth Portfolio             103,175,104  90.80%   5,490,726  4.83%    4,962,809   4.37%
Portfolio Optimization Aggressive-Growth Portfolio      161,980,474  91.23%   9,615,765  5.42%    5,950,320   3.35%
Portfolio Optimization Conservative Portfolio           170,074,478  90.11%   8,567,137  4.54%   10,105,777   5.35%
Portfolio Optimization Growth Portfolio                 747,953,938  90.40%  42,500,242  5.14%   36,902,698   4.46%
Portfolio Optimization Moderate Portfolio               941,558,380  91.97%  44,710,695  4.37%   37,497,167   3.66%
Portfolio Optimization Moderate-Conservative Portfolio  285,078,428  93.89%   9,397,356  3.10%    9,138,410   3.01%
Real Estate Portfolio                                    13,577,084  95.08%     481,267  3.37%      221,271   1.55%
Short Duration Bond Portfolio                            41,269,430  93.90%   1,136,414  2.59%    1,546,835   3.52%
Small-Cap Equity Portfolio                                3,447,585  94.97%     128,784  3.55%       53,863   1.48%
Small-Cap Growth Portfolio                               10,197,811  94.59%     323,869  3.00%      259,186   2.40%
Small-Cap Index Portfolio                                21,809,606  94.23%   1,125,022  4.86%      211,360   0.91%
Small-Cap Value Portfolio                                11,453,997  94.09%     487,576  4.01%      231,945   1.91%
Technology Portfolio                                     17,191,080  93.69%     595,636  3.25%      562,653   3.07%
Value Advantage Portfolio                                 1,199,180  88.22%      13,272  0.98%      146,819  10.80%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
Mid-Cap Equity Portfolio                                   20,180,202
Mid-Cap Growth Portfolio                                   24,822,637
Mid-Cap Value Portfolio                                     6,424,337
Pacific Dynamix - Conservative Growth Portfolio            34,615,452
Pacific Dynamix - Growth Portfolio                         34,116,451
Pacific Dynamix - Moderate Growth Portfolio               113,628,639
Portfolio Optimization Aggressive-Growth Portfolio        177,546,559
Portfolio Optimization Conservative Portfolio             188,747,391
Portfolio Optimization Growth Portfolio                   827,356,877
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866
Small-Cap Index Portfolio                                  23,145,988
Small-Cap Value Portfolio                                  12,173,517
Technology Portfolio                                       18,349,370
Value Advantage Portfolio                                   1,359,271

3d. Purchasing or Selling Real Estate


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
Absolute Return Portfolio                                   102,716  99.49%           -  0.00%          524  0.51%
Comstock Portfolio                                       20,843,232  95.06%     705,922  3.22%      377,387  1.72%
Core Income Portfolio                                       443,058  97.38%         492  0.11%       11,442  2.51%
Currency Strategies Portfolio                               461,575  95.25%       4,810  0.99%       18,214  3.76%
Diversified Bond Portfolio                               26,965,298  95.97%     416,702  1.48%      716,648  2.55%
Dividend Growth Portfolio                                19,745,583  94.44%     590,299  2.82%      572,638  2.74%
Emerging Markets Debt Portfolio                           1,794,491  97.85%       8,324  0.45%       31,193  1.70%
Emerging Markets Portfolio                               23,244,111  95.23%     743,696  3.05%      420,818  1.72%
Equity Index Portfolio                                   30,830,713  94.17%   1,313,246  4.01%      594,149  1.81%
Equity Long/Short Portfolio                               1,287,138  97.96%       5,459  0.42%       21,380  1.63%
Floating Rate Income Portfolio                            3,653,602  92.86%     108,862  2.77%      172,039  4.37%
Floating Rate Loan Portfolio                             19,601,180  96.49%     314,339  1.55%      398,669  1.96%
Focused Growth Portfolio                                  6,663,938  90.25%     392,624  5.32%      327,474  4.43%
Global Absolute Return Portfolio                          1,227,326  96.85%      29,699  2.34%       10,284  0.81%
Growth Portfolio                                         21,474,450  94.87%     594,277  2.63%      567,275  2.51%
Health Sciences Portfolio                                11,397,032  93.90%     397,495  3.27%      343,156  2.83%
High Yield Bond Portfolio                                43,567,547  94.85%   1,459,295  3.18%      907,839  1.98%
Inflation Managed Portfolio                              35,907,468  96.20%     604,640  1.62%      813,336  2.18%
Inflation Strategy Portfolio                              1,837,220  91.76%      74,339  3.71%       90,662  4.53%
International Large-Cap Portfolio                        62,186,132  94.86%   2,170,375  3.31%    1,199,088  1.83%
International Small-Cap Portfolio                         8,172,618  95.80%     175,353  2.06%      183,013  2.15%
International Value Portfolio                            26,853,193  95.69%     574,258  2.05%      635,010  2.26%
Large-Cap Growth Portfolio                               22,682,003  95.48%     610,186  2.57%      463,899  1.95%
Large-Cap Value Portfolio                                20,310,879  95.94%     483,329  2.28%      376,188  1.78%
Long/Short Large-Cap Portfolio                            4,830,803  92.53%     263,766  5.05%      125,951  2.41%
Main Street(R) Core Portfolio                            17,045,717  94.93%     415,770  2.32%      493,686  2.75%
Managed Bond Portfolio                                   71,311,712  93.91%   2,398,231  3.16%    2,229,702  2.94%
Mid-Cap Equity Portfolio                                 19,234,921  95.32%     529,185  2.62%      416,096  2.06%
Mid-Cap Growth Portfolio                                 23,440,730  94.43%     728,479  2.93%      653,427  2.63%
Mid-Cap Value Portfolio                                   6,115,127  95.19%     141,290  2.20%      167,919  2.61%
Pacific Dynamix - Conservative Growth Portfolio          31,388,097  90.68%   1,867,799  5.40%    1,359,556  3.93%
Pacific Dynamix - Growth Portfolio                       32,270,366  94.59%     986,613  2.89%      859,472  2.52%
Pacific Dynamix - Moderate Growth Portfolio             104,613,160  92.07%   4,148,311  3.65%    4,867,168  4.28%
Portfolio Optimization Aggressive-Growth Portfolio      165,500,256  93.22%   6,472,273  3.65%    5,574,030  3.14%
Portfolio Optimization Conservative Portfolio           170,538,323  90.35%   8,466,984  4.49%    9,742,085  5.16%
Portfolio Optimization Growth Portfolio                 761,283,238  92.01%  30,555,803  3.69%   35,517,836  4.29%
Portfolio Optimization Moderate Portfolio               952,150,003  93.00%  35,800,670  3.50%   35,815,568  3.50%
Portfolio Optimization Moderate-Conservative Portfolio  287,211,157  94.60%   7,544,631  2.48%    8,858,407  2.92%
Real Estate Portfolio                                    13,629,217  95.45%     430,533  3.02%      219,871  1.54%
Short Duration Bond Portfolio                            41,358,280  94.10%   1,108,152  2.52%    1,486,248  3.38%
Small-Cap Equity Portfolio                                3,460,243  95.32%     116,126  3.20%       53,863  1.48%
Small-Cap Growth Portfolio                               10,302,306  95.56%     226,452  2.10%      252,109  2.34%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
Absolute Return Portfolio                                     103,240
Comstock Portfolio                                         21,926,541
Core Income Portfolio                                         454,992
Currency Strategies Portfolio                                 484,599
Diversified Bond Portfolio                                 28,098,648
Dividend Growth Portfolio                                  20,908,520
Emerging Markets Debt Portfolio                             1,834,008
Emerging Markets Portfolio                                 24,408,625
Equity Index Portfolio                                     32,738,108
Equity Long/Short Portfolio                                 1,313,977
Floating Rate Income Portfolio                              3,934,504
Floating Rate Loan Portfolio                               20,314,188
Focused Growth Portfolio                                    7,384,037
Global Absolute Return Portfolio                            1,267,308
Growth Portfolio                                           22,636,002
Health Sciences Portfolio                                  12,137,683
High Yield Bond Portfolio                                  45,934,681
Inflation Managed Portfolio                                37,325,445
Inflation Strategy Portfolio                                2,002,221
International Large-Cap Portfolio                          65,555,595
International Small-Cap Portfolio                           8,530,984
International Value Portfolio                              28,062,461
Large-Cap Growth Portfolio                                 23,756,088
Large-Cap Value Portfolio                                  21,170,396
Long/Short Large-Cap Portfolio                              5,220,520
Main Street(R) Core Portfolio                              17,955,173
Managed Bond Portfolio                                     75,939,645
Mid-Cap Equity Portfolio                                   20,180,202
Mid-Cap Growth Portfolio                                   24,822,637
Mid-Cap Value Portfolio                                     6,424,337
Pacific Dynamix - Conservative Growth Portfolio            34,615,452
Pacific Dynamix - Growth Portfolio                         34,116,451
Pacific Dynamix - Moderate Growth Portfolio               113,628,639
Portfolio Optimization Aggressive-Growth Portfolio        177,546,559
Portfolio Optimization Conservative Portfolio             188,747,391
Portfolio Optimization Growth Portfolio                   827,356,877
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866

                                      F-4

                              PACIFIC SELECT FUND
                 SPECIAL MEETINGS OF SHAREHOLDERS (Continued)
                                  (Unaudited)

                                                                                 Outstanding
                                Votes For       Votes Against     Abstentions      Shares
                                ---------       -------------     -----------      ------

                             Number   Percent* Number  Percent* Number  Percent*   Number
                             ------   -------- ------  -------- ------  --------   ------
Small-Cap Index Portfolio  22,196,519  95.90%  719,103  3.11%   230,366   1.00%  23,145,988
Small-Cap Value Portfolio  11,511,423  94.56%  342,544  2.81%   319,551   2.62%  12,173,517
Technology Portfolio       17,339,221  94.49%  451,580  2.46%   558,568   3.04%  18,349,370
Value Advantage Portfolio   1,202,427  88.46%   10,026  0.74%   146,819  10.80%   1,359,271

3e. Purchasing or Selling Commodities


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
Absolute Return Portfolio                                   102,716  99.49%           -  0.00%          524   0.51%
Comstock Portfolio                                       20,812,658  94.92%     724,762  3.31%      389,121   1.77%
Core Income Portfolio                                       443,058  97.38%         492  0.11%       11,442   2.51%
Currency Strategies Portfolio                               461,575  95.25%       4,810  0.99%       18,214   3.76%
Diversified Bond Portfolio                               26,958,686  95.94%     451,546  1.61%      688,417   2.45%
Dividend Growth Portfolio                                19,665,605  94.06%     728,518  3.48%      514,396   2.46%
Emerging Markets Debt Portfolio                           1,786,722  97.42%      16,093  0.88%       31,193   1.70%
Emerging Markets Portfolio                               23,083,102  94.57%     905,312  3.71%      420,212   1.72%
Equity Index Portfolio                                   30,584,530  93.42%   1,549,258  4.73%      604,321   1.85%
Equity Long/Short Portfolio                               1,264,714  96.25%      27,883  2.12%       21,380   1.63%
Floating Rate Income Portfolio                            3,683,759  93.63%      78,706  2.00%      172,039   4.37%
Floating Rate Loan Portfolio                             19,642,214  96.69%     273,304  1.35%      398,669   1.96%
Focused Growth Portfolio                                  6,656,454  90.15%     410,220  5.56%      317,363   4.30%
Global Absolute Return Portfolio                          1,227,326  96.85%      29,699  2.34%       10,284   0.81%
Growth Portfolio                                         21,386,768  94.48%     634,810  2.80%      614,424   2.71%
Health Sciences Portfolio                                11,369,062  93.67%     420,939  3.47%      347,682   2.86%
High Yield Bond Portfolio                                43,239,232  94.13%   1,829,659  3.98%      865,790   1.88%
Inflation Managed Portfolio                              35,813,493  95.95%     698,615  1.87%      813,336   2.18%
Inflation Strategy Portfolio                              1,829,225  91.36%      82,333  4.11%       90,662   4.53%
International Large-Cap Portfolio                        62,095,718  94.72%   2,283,075  3.48%    1,176,802   1.80%
International Small-Cap Portfolio                         8,146,023  95.49%     198,579  2.33%      186,382   2.18%
International Value Portfolio                            26,797,469  95.49%     645,666  2.30%      619,326   2.21%
Large-Cap Growth Portfolio                               22,748,697  95.76%     552,007  2.32%      455,384   1.92%
Large-Cap Value Portfolio                                20,317,865  95.97%     486,996  2.30%      365,535   1.73%
Long/Short Large-Cap Portfolio                            4,824,857  92.42%     269,712  5.17%      125,951   2.41%
Main Street(R) Core Portfolio                            17,008,873  94.73%     467,973  2.61%      478,326   2.66%
Managed Bond Portfolio                                   71,389,338  94.01%   2,411,208  3.18%    2,139,099   2.82%
Mid-Cap Equity Portfolio                                 19,181,298  95.05%     589,405  2.92%      409,499   2.03%
Mid-Cap Growth Portfolio                                 23,379,106  94.18%     795,565  3.20%      647,966   2.61%
Mid-Cap Value Portfolio                                   6,095,901  94.89%     155,672  2.42%      172,764   2.69%
Pacific Dynamix - Conservative Growth Portfolio          31,474,388  90.93%   1,781,508  5.15%    1,359,556   3.93%
Pacific Dynamix - Growth Portfolio                       32,228,923  94.47%     990,334  2.90%      897,195   2.63%
Pacific Dynamix - Moderate Growth Portfolio             103,988,651  91.52%   4,510,652  3.97%    5,129,335   4.51%
Portfolio Optimization Aggressive-Growth Portfolio      162,247,674  91.38%   9,489,760  5.34%    5,809,125   3.27%
Portfolio Optimization Conservative Portfolio           170,603,680  90.39%   8,413,853  4.46%    9,729,859   5.15%
Portfolio Optimization Growth Portfolio                 756,510,355  91.44%  34,160,469  4.13%   36,686,053   4.43%
Portfolio Optimization Moderate Portfolio               947,856,083  92.59%  40,013,017  3.91%   35,897,142   3.51%
Portfolio Optimization Moderate-Conservative Portfolio  286,875,479  94.49%   7,698,535  2.54%    9,040,180   2.98%
Real Estate Portfolio                                    13,592,456  95.19%     457,427  3.20%      229,739   1.61%
Short Duration Bond Portfolio                            41,193,177  93.72%   1,150,612  2.62%    1,608,891   3.66%
Small-Cap Equity Portfolio                                3,456,702  95.22%     119,666  3.30%       53,863   1.48%
Small-Cap Growth Portfolio                               10,219,412  94.79%     310,567  2.88%      250,887   2.33%
Small-Cap Index Portfolio                                22,106,648  95.51%     800,661  3.46%      238,679   1.03%
Small-Cap Value Portfolio                                11,477,513  94.28%     468,030  3.84%      227,974   1.87%
Technology Portfolio                                     17,243,283  93.97%     547,518  2.98%      558,568   3.04%
Value Advantage Portfolio                                 1,201,879  88.42%      10,573  0.78%      146,819  10.80%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
Absolute Return Portfolio                                     103,240
Comstock Portfolio                                         21,926,541
Core Income Portfolio                                         454,992
Currency Strategies Portfolio                                 484,599
Diversified Bond Portfolio                                 28,098,648
Dividend Growth Portfolio                                  20,908,520
Emerging Markets Debt Portfolio                             1,834,008
Emerging Markets Portfolio                                 24,408,625
Equity Index Portfolio                                     32,738,108
Equity Long/Short Portfolio                                 1,313,977
Floating Rate Income Portfolio                              3,934,504
Floating Rate Loan Portfolio                               20,314,188
Focused Growth Portfolio                                    7,384,037
Global Absolute Return Portfolio                            1,267,308
Growth Portfolio                                           22,636,002
Health Sciences Portfolio                                  12,137,683
High Yield Bond Portfolio                                  45,934,681
Inflation Managed Portfolio                                37,325,445
Inflation Strategy Portfolio                                2,002,221
International Large-Cap Portfolio                          65,555,595
International Small-Cap Portfolio                           8,530,984
International Value Portfolio                              28,062,461
Large-Cap Growth Portfolio                                 23,756,088
Large-Cap Value Portfolio                                  21,170,396
Long/Short Large-Cap Portfolio                              5,220,520
Main Street(R) Core Portfolio                              17,955,173
Managed Bond Portfolio                                     75,939,645
Mid-Cap Equity Portfolio                                   20,180,202
Mid-Cap Growth Portfolio                                   24,822,637
Mid-Cap Value Portfolio                                     6,424,337
Pacific Dynamix - Conservative Growth Portfolio            34,615,452
Pacific Dynamix - Growth Portfolio                         34,116,451
Pacific Dynamix - Moderate Growth Portfolio               113,628,639
Portfolio Optimization Aggressive-Growth Portfolio        177,546,559
Portfolio Optimization Conservative Portfolio             188,747,391
Portfolio Optimization Growth Portfolio                   827,356,877
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866
Small-Cap Index Portfolio                                  23,145,988
Small-Cap Value Portfolio                                  12,173,517
Technology Portfolio                                       18,349,370
Value Advantage Portfolio                                   1,359,271

3f. Making Loans

                                                                                     Outstanding
                                    Votes For       Votes Against     Abstentions      Shares
                                    ---------       -------------     -----------      ------

                                 Number   Percent* Number  Percent* Number  Percent*   Number
                                 ------   -------- ------  -------- ------  --------   ------
Absolute Return Portfolio         102,716  99.49%        -  0.00%       524  0.51%      103,240
Comstock Portfolio             20,922,223  95.42%  610,950  2.79%   393,368  1.79%   21,926,541
Core Income Portfolio             443,058  97.38%      492  0.11%    11,442  2.51%      454,992
Currency Strategies Portfolio     461,575  95.25%    4,810  0.99%    18,214  3.76%      484,599

                                      F-5

                              PACIFIC SELECT FUND
                 SPECIAL MEETINGS OF SHAREHOLDERS (Continued)
                                  (Unaudited)


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
Diversified Bond Portfolio                               26,848,166  95.55%     454,593  1.62%      795,889   2.83%
Dividend Growth Portfolio                                19,696,800  94.20%     622,374  2.98%      589,346   2.82%
Emerging Markets Debt Portfolio                           1,779,754  97.04%      23,061  1.26%       31,193   1.70%
Emerging Markets Portfolio                               22,976,944  94.13%   1,019,499  4.18%      412,182   1.69%
Equity Index Portfolio                                   30,496,227  93.15%   1,637,311  5.00%      604,570   1.85%
Equity Long/Short Portfolio                               1,264,714  96.25%      27,883  2.12%       21,380   1.63%
Floating Rate Income Portfolio                            3,674,460  93.39%      77,534  1.97%      182,510   4.64%
Floating Rate Loan Portfolio                             19,592,284  96.45%     323,235  1.59%      398,669   1.96%
Focused Growth Portfolio                                  6,668,137  90.30%     397,198  5.38%      318,702   4.32%
Global Absolute Return Portfolio                          1,222,949  96.50%      34,076  2.69%       10,284   0.81%
Growth Portfolio                                         21,370,964  94.41%     667,943  2.95%      597,095   2.64%
Health Sciences Portfolio                                11,366,854  93.65%     421,707  3.47%      349,123   2.88%
High Yield Bond Portfolio                                42,934,104  93.47%   1,940,102  4.22%    1,060,475   2.31%
Inflation Managed Portfolio                              35,677,223  95.58%     830,739  2.23%      817,483   2.19%
Inflation Strategy Portfolio                              1,829,225  91.36%      82,333  4.11%       90,662   4.53%
International Large-Cap Portfolio                        61,300,160  93.51%   3,062,973  4.67%    1,192,462   1.82%
International Small-Cap Portfolio                         8,140,018  95.42%     194,332  2.28%      196,634   2.30%
International Value Portfolio                            26,695,731  95.13%     708,450  2.52%      658,280   2.35%
Large-Cap Growth Portfolio                               22,704,335  95.57%     607,533  2.56%      444,221   1.87%
Large-Cap Value Portfolio                                20,252,752  95.67%     551,656  2.61%      365,988   1.73%
Long/Short Large-Cap Portfolio                            4,829,536  92.51%     265,033  5.08%      125,951   2.41%
Main Street(R) Core Portfolio                            16,953,582  94.42%     486,523  2.71%      515,069   2.87%
Managed Bond Portfolio                                   70,585,315  92.95%   3,197,775  4.21%    2,156,554   2.84%
Mid-Cap Equity Portfolio                                 19,049,454  94.40%     719,561  3.57%      411,187   2.04%
Mid-Cap Growth Portfolio                                 23,354,623  94.09%     805,653  3.25%      662,360   2.67%
Mid-Cap Value Portfolio                                   6,089,182  94.78%     164,153  2.56%      171,001   2.66%
Pacific Dynamix - Conservative Growth Portfolio          31,791,397  91.84%   1,425,106  4.12%    1,398,949   4.04%
Pacific Dynamix - Growth Portfolio                       31,889,980  93.47%   1,280,383  3.75%      946,088   2.77%
Pacific Dynamix - Moderate Growth Portfolio             102,531,620  90.23%   5,014,529  4.41%    6,082,490   5.35%
Portfolio Optimization Aggressive-Growth Portfolio      162,633,617  91.60%   8,875,088  5.00%    6,037,853   3.40%
Portfolio Optimization Conservative Portfolio           169,593,495  89.85%   9,845,242  5.22%    9,308,655   4.93%
Portfolio Optimization Growth Portfolio                 751,867,964  90.88%  39,097,631  4.73%   36,391,282   4.40%
Portfolio Optimization Moderate Portfolio               946,278,727  92.43%  41,339,532  4.04%   36,147,982   3.53%
Portfolio Optimization Moderate-Conservative Portfolio  285,895,696  94.16%   8,600,650  2.83%    9,117,849   3.00%
Real Estate Portfolio                                    13,613,363  95.33%     433,316  3.03%      232,942   1.63%
Short Duration Bond Portfolio                            41,242,300  93.83%   1,133,960  2.58%    1,576,419   3.59%
Small-Cap Equity Portfolio                                3,444,333  94.88%     132,036  3.64%       53,863   1.48%
Small-Cap Growth Portfolio                               10,187,998  94.50%     328,203  3.04%      264,665   2.45%
Small-Cap Index Portfolio                                21,849,338  94.40%   1,048,754  4.53%      247,896   1.07%
Small-Cap Value Portfolio                                11,523,051  94.66%     327,492  2.69%      322,975   2.65%
Technology Portfolio                                     17,270,118  94.12%     510,766  2.78%      568,486   3.10%
Value Advantage Portfolio                                 1,199,180  88.22%      13,272  0.98%      146,819  10.80%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
Diversified Bond Portfolio                                 28,098,648
Dividend Growth Portfolio                                  20,908,520
Emerging Markets Debt Portfolio                             1,834,008
Emerging Markets Portfolio                                 24,408,625
Equity Index Portfolio                                     32,738,108
Equity Long/Short Portfolio                                 1,313,977
Floating Rate Income Portfolio                              3,934,504
Floating Rate Loan Portfolio                               20,314,188
Focused Growth Portfolio                                    7,384,037
Global Absolute Return Portfolio                            1,267,308
Growth Portfolio                                           22,636,002
Health Sciences Portfolio                                  12,137,683
High Yield Bond Portfolio                                  45,934,681
Inflation Managed Portfolio                                37,325,445
Inflation Strategy Portfolio                                2,002,221
International Large-Cap Portfolio                          65,555,595
International Small-Cap Portfolio                           8,530,984
International Value Portfolio                              28,062,461
Large-Cap Growth Portfolio                                 23,756,088
Large-Cap Value Portfolio                                  21,170,396
Long/Short Large-Cap Portfolio                              5,220,520
Main Street(R) Core Portfolio                              17,955,173
Managed Bond Portfolio                                     75,939,645
Mid-Cap Equity Portfolio                                   20,180,202
Mid-Cap Growth Portfolio                                   24,822,637
Mid-Cap Value Portfolio                                     6,424,337
Pacific Dynamix - Conservative Growth Portfolio            34,615,452
Pacific Dynamix - Growth Portfolio                         34,116,451
Pacific Dynamix - Moderate Growth Portfolio               113,628,639
Portfolio Optimization Aggressive-Growth Portfolio        177,546,559
Portfolio Optimization Conservative Portfolio             188,747,391
Portfolio Optimization Growth Portfolio                   827,356,877
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866
Small-Cap Index Portfolio                                  23,145,988
Small-Cap Value Portfolio                                  12,173,517
Technology Portfolio                                       18,349,370
Value Advantage Portfolio                                   1,359,271

3g. Diversification

                                                                                             Outstanding
                                        Votes For        Votes Against       Abstentions       Shares
                                        ---------        -------------       -----------       ------

                                     Number   Percent*  Number   Percent*  Number   Percent*   Number
                                     ------   --------  ------   --------  ------   --------   ------
Absolute Return Portfolio             102,716  99.49%          -  0.00%         524  0.51%      103,240
Comstock Portfolio                 21,041,339  95.96%    511,597  2.33%     373,605  1.70%   21,926,541
Core Income Portfolio                 443,058  97.38%        492  0.11%      11,442  2.51%      454,992
Currency Strategies Portfolio         461,575  95.25%      4,810  0.99%      18,214  3.76%      484,599
Diversified Bond Portfolio         27,004,463  96.11%    400,750  1.43%     693,435  2.47%   28,098,648
Dividend Growth Portfolio          19,875,059  95.06%    491,895  2.35%     541,565  2.59%   20,908,520
Emerging Markets Debt Portfolio     1,795,326  97.89%      7,489  0.41%      31,193  1.70%    1,834,008
Emerging Markets Portfolio         23,346,789  95.65%    647,178  2.65%     414,658  1.70%   24,408,625
Equity Index Portfolio             31,165,035  95.19%    998,634  3.05%     574,439  1.75%   32,738,108
Equity Long/Short Portfolio         1,287,138  97.96%      5,459  0.42%      21,380  1.63%    1,313,977
Floating Rate Income Portfolio      3,713,738  94.39%     12,698  0.32%     208,067  5.29%    3,934,504
Floating Rate Loan Portfolio       19,683,138  96.89%    232,381  1.14%     398,669  1.96%   20,314,188
Focused Growth Portfolio            6,677,993  90.44%    390,732  5.29%     315,312  4.27%    7,384,037
Global Absolute Return Portfolio    1,227,326  96.85%     29,699  2.34%      10,284  0.81%    1,267,308
Growth Portfolio                   21,550,376  95.20%    476,544  2.11%     609,082  2.69%   22,636,002
Health Sciences Portfolio          11,425,003  94.13%    366,556  3.02%     346,125  2.85%   12,137,683
High Yield Bond Portfolio          44,038,955  95.87%  1,032,310  2.25%     863,415  1.88%   45,934,681
Inflation Managed Portfolio        35,941,211  96.29%    566,750  1.52%     817,483  2.19%   37,325,445
Inflation Strategy Portfolio        1,829,225  91.36%     82,333  4.11%      90,662  4.53%    2,002,221
International Large-Cap Portfolio  62,599,659  95.49%  1,785,852  2.72%   1,170,084  1.78%   65,555,595

                                      F-6

                              PACIFIC SELECT FUND
                 SPECIAL MEETINGS OF SHAREHOLDERS (Continued)
                                  (Unaudited)


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
International Small-Cap Portfolio                         8,168,788  95.75%     181,367  2.13%      180,828   2.12%
International Value Portfolio                            26,926,592  95.95%     501,127  1.79%      634,742   2.26%
Large-Cap Growth Portfolio                               22,766,361  95.83%     545,506  2.30%      444,221   1.87%
Large-Cap Value Portfolio                                20,349,428  96.12%     458,199  2.16%      362,769   1.71%
Long/Short Large-Cap Portfolio                            4,883,799  93.55%     210,770  4.04%      125,951   2.41%
Main Street(R) Core Portfolio                            17,055,270  94.99%     368,956  2.05%      530,948   2.96%
Managed Bond Portfolio                                   71,894,878  94.67%   1,860,279  2.45%    2,184,488   2.88%
Mid-Cap Equity Portfolio                                 19,304,757  95.66%     467,344  2.32%      408,100   2.02%
Mid-Cap Growth Portfolio                                 23,457,546  94.50%     714,477  2.88%      650,614   2.62%
Mid-Cap Value Portfolio                                   6,116,706  95.21%     136,629  2.13%      171,001   2.66%
Pacific Dynamix - Conservative Growth Portfolio          32,162,891  92.91%     932,329  2.69%    1,520,231   4.39%
Pacific Dynamix - Growth Portfolio                       32,461,776  95.15%     760,750  2.23%      893,925   2.62%
Pacific Dynamix - Moderate Growth Portfolio             104,945,769  92.36%   2,875,732  2.53%    5,807,138   5.11%
Portfolio Optimization Aggressive-Growth Portfolio      166,826,028  93.96%   5,065,165  2.85%    5,655,365   3.19%
Portfolio Optimization Conservative Portfolio           172,339,426  91.31%   6,715,756  3.56%    9,692,209   5.14%
Portfolio Optimization Growth Portfolio                 769,533,436  93.01%  23,227,354  2.81%   34,596,087   4.18%
Portfolio Optimization Moderate Portfolio               963,609,981  94.12%  25,368,365  2.48%   34,787,897   3.40%
Portfolio Optimization Moderate-Conservative Portfolio  289,494,400  95.35%   4,996,521  1.65%    9,123,273   3.00%
Real Estate Portfolio                                    13,701,620  95.95%     335,047  2.35%      242,955   1.70%
Short Duration Bond Portfolio                            41,540,531  94.51%     925,900  2.11%    1,486,248   3.38%
Small-Cap Equity Portfolio                                3,467,864  95.53%     108,505  2.99%       53,863   1.48%
Small-Cap Growth Portfolio                               10,344,470  95.95%     185,927  1.72%      250,469   2.32%
Small-Cap Index Portfolio                                22,391,380  96.74%     546,956  2.36%      207,653   0.90%
Small-Cap Value Portfolio                                11,646,632  95.67%     295,487  2.43%      231,398   1.90%
Technology Portfolio                                     17,330,403  94.45%     430,755  2.35%      588,212   3.21%
Value Advantage Portfolio                                 1,192,182  87.71%      10,573  0.78%      156,516  11.51%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
International Small-Cap Portfolio                           8,530,984
International Value Portfolio                              28,062,461
Large-Cap Growth Portfolio                                 23,756,088
Large-Cap Value Portfolio                                  21,170,396
Long/Short Large-Cap Portfolio                              5,220,520
Main Street(R) Core Portfolio                              17,955,173
Managed Bond Portfolio                                     75,939,645
Mid-Cap Equity Portfolio                                   20,180,202
Mid-Cap Growth Portfolio                                   24,822,637
Mid-Cap Value Portfolio                                     6,424,337
Pacific Dynamix - Conservative Growth Portfolio            34,615,452
Pacific Dynamix - Growth Portfolio                         34,116,451
Pacific Dynamix - Moderate Growth Portfolio               113,628,639
Portfolio Optimization Aggressive-Growth Portfolio        177,546,559
Portfolio Optimization Conservative Portfolio             188,747,391
Portfolio Optimization Growth Portfolio                   827,356,877
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866
Small-Cap Index Portfolio                                  23,145,988
Small-Cap Value Portfolio                                  12,173,517
Technology Portfolio                                       18,349,370
Value Advantage Portfolio                                   1,359,271

3h. Concentrating investment in a particular industry or group of industries.

                                                                                                                 Outstanding
                                                         Votes For          Votes Against        Abstentions       Shares
                                                         ---------          -------------        -----------       ------

                                                      Number    Percent*   Number   Percent*   Number   Percent*   Number
                                                      ------    --------   ------   --------   ------   --------   ------
Absolute Return Portfolio                               102,238  99.03%         478  0.46%          524  0.51%       103,240
Comstock Portfolio                                   20,751,933  94.64%     764,844  3.49%      409,764  1.87%    21,926,541
Core Income Portfolio                                   443,058  97.38%         492  0.11%       11,442  2.51%       454,992
Currency Strategies Portfolio                           461,575  95.25%       4,810  0.99%       18,214  3.76%       484,599
Diversified Bond Portfolio                           26,887,466  95.69%     415,294  1.48%      795,889  2.83%    28,098,648
Dividend Growth Portfolio                            19,767,120  94.54%     586,949  2.81%      554,451  2.65%    20,908,520
Emerging Markets Debt Portfolio                       1,787,557  97.47%      15,257  0.83%       31,193  1.70%     1,834,008
Emerging Markets Portfolio                           23,106,424  94.66%     886,580  3.63%      415,621  1.70%    24,408,625
Equity Index Portfolio                               30,622,692  93.54%   1,524,826  4.66%      590,590  1.80%    32,738,108
Equity Long/Short Portfolio                           1,253,140  95.37%      39,457  3.00%       21,380  1.63%     1,313,977
Floating Rate Income Portfolio                        3,620,320  92.01%     142,144  3.61%      172,039  4.37%     3,934,504
Floating Rate Loan Portfolio                         19,485,436  95.92%     288,937  1.42%      539,815  2.66%    20,314,188
Focused Growth Portfolio                              6,653,733  90.11%     414,992  5.62%      315,312  4.27%     7,384,037
Global Absolute Return Portfolio                      1,222,949  96.50%      34,076  2.69%       10,284  0.81%     1,267,308
Growth Portfolio                                     21,374,058  94.43%     643,509  2.84%      618,435  2.73%    22,636,002
Health Sciences Portfolio                            11,319,064  93.26%     472,284  3.89%      346,335  2.85%    12,137,683
High Yield Bond Portfolio                            43,517,959  94.74%   1,359,534  2.96%    1,057,188  2.30%    45,934,681
Inflation Managed Portfolio                          35,645,804  95.50%     849,935  2.28%      829,706  2.22%    37,325,445
Inflation Strategy Portfolio                          1,837,220  91.76%      74,339  3.71%       90,662  4.53%     2,002,221
International Large-Cap Portfolio                    62,216,741  94.91%   2,172,272  3.31%    1,166,582  1.78%    65,555,595
International Small-Cap Portfolio                     8,084,998  94.77%     265,158  3.11%      180,828  2.12%     8,530,984
International Value Portfolio                        26,677,632  95.07%     765,154  2.73%      619,674  2.21%    28,062,461
Large-Cap Growth Portfolio                           22,629,877  95.26%     714,044  3.01%      412,167  1.73%    23,756,088
Large-Cap Value Portfolio                            20,263,412  95.72%     544,406  2.57%      362,578  1.71%    21,170,396
Long/Short Large-Cap Portfolio                        4,880,269  93.48%     214,300  4.10%      125,951  2.41%     5,220,520
Main Street(R) Core Portfolio                        16,931,338  94.30%     520,696  2.90%      503,139  2.80%    17,955,173
Managed Bond Portfolio                               71,294,715  93.88%   2,469,434  3.25%    2,175,496  2.86%    75,939,645
Mid-Cap Equity Portfolio                             19,149,522  94.89%     617,547  3.06%      413,132  2.05%    20,180,202
Mid-Cap Growth Portfolio                             23,340,026  94.03%     837,766  3.38%      644,845  2.60%    24,822,637
Mid-Cap Value Portfolio                               6,093,302  94.85%     149,550  2.33%      181,484  2.82%     6,424,337
Pacific Dynamix - Conservative Growth Portfolio      31,611,758  91.32%   1,639,424  4.74%    1,364,269  3.94%    34,615,452
Pacific Dynamix - Growth Portfolio                   31,739,946  93.03%   1,135,656  3.33%    1,240,849  3.64%    34,116,451
Pacific Dynamix - Moderate Growth Portfolio         102,280,585  90.01%   4,921,068  4.33%    6,426,985  5.66%   113,628,639
Portfolio Optimization Aggressive-Growth Portfolio  162,205,075  91.36%   9,199,874  5.18%    6,141,609  3.46%   177,546,559
Portfolio Optimization Conservative Portfolio       170,066,835  90.10%   9,263,648  4.91%    9,416,909  4.99%   188,747,391
Portfolio Optimization Growth Portfolio             746,995,256  90.29%  44,428,456  5.37%   35,933,166  4.34%   827,356,877

                                      F-7

                              PACIFIC SELECT FUND
                 SPECIAL MEETINGS OF SHAREHOLDERS (Continued)
                                  (Unaudited)


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
Portfolio Optimization Moderate Portfolio               940,614,305  91.88%  44,934,207  4.39%   38,217,730   3.73%
Portfolio Optimization Moderate-Conservative Portfolio  284,495,930  93.70%  10,127,095  3.34%    8,991,169   2.96%
Real Estate Portfolio                                    13,638,704  95.51%     393,283  2.75%      247,634   1.73%
Short Duration Bond Portfolio                            41,261,188  93.88%   1,205,244  2.74%    1,486,248   3.38%
Small-Cap Equity Portfolio                                3,427,583  94.42%     148,786  4.10%       53,863   1.48%
Small-Cap Growth Portfolio                               10,143,562  94.09%     381,012  3.53%      256,292   2.38%
Small-Cap Index Portfolio                                22,049,590  95.26%     883,245  3.82%      213,153   0.92%
Small-Cap Value Portfolio                                11,485,363  94.35%     365,179  3.00%      322,975   2.65%
Technology Portfolio                                     17,167,840  93.56%     575,686  3.14%      605,843   3.30%
Value Advantage Portfolio                                 1,183,955  87.10%      13,272  0.98%      162,044  11.92%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866
Small-Cap Index Portfolio                                  23,145,988
Small-Cap Value Portfolio                                  12,173,517
Technology Portfolio                                       18,349,370
Value Advantage Portfolio                                   1,359,271

Proposal 4 for all Funds of Pacific Select Fund
  To approve the Trust's participation in a manager of managers structure that:
(i) permits the Trusts' investment adviser to enter into and/or materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisers without obtaining shareholder approval; and (ii) permits the Trust to provide notice of sub-adviser changes to Contract Owners via posting relevant information on the Trust's website, with appropriate notice of its availability on the website.


                                                             Votes For          Votes Against        Abstentions
                                                             ---------          -------------        -----------

                                                          Number    Percent*   Number   Percent*   Number   Percent*
                                                          ------    --------   ------   --------   ------   --------
Absolute Return Portfolio                                   102,700  99.48%          16   0.02%         524  0.51%
Comstock Portfolio                                       20,860,971  95.14%     723,368   3.30%     342,202  1.56%
Core Income Portfolio                                       454,500  99.89%         492   0.11%           -  0.00%
Currency Strategies Portfolio                               459,554  94.83%       9,159   1.89%      15,885  3.28%
Diversified Bond Portfolio                               24,228,093  86.23%   3,315,190  11.80%     555,365  1.98%
Dividend Growth Portfolio                                19,959,133  95.46%     665,278   3.18%     284,109  1.36%
Emerging Markets Debt Portfolio                           1,746,069  95.21%      56,746   3.09%      31,193  1.70%
Emerging Markets Portfolio                               21,886,285  89.67%   2,163,140   8.86%     359,200  1.47%
Equity Index Portfolio                                   29,252,634  89.35%   3,012,875   9.20%     472,600  1.44%
Equity Long/Short Portfolio                               1,265,464  96.31%      27,883   2.12%      20,630  1.57%
Floating Rate Income Portfolio                            3,613,350  91.84%     134,748   3.42%     186,406  4.74%
Floating Rate Loan Portfolio                             19,435,479  95.67%     440,281   2.17%     438,428  2.16%
Focused Growth Portfolio                                  6,840,620  92.64%     442,233   5.99%     101,183  1.37%
Global Absolute Return Portfolio                          1,221,278  96.37%      35,747   2.82%      10,284  0.81%
Growth Portfolio                                         21,182,758  93.58%     876,441   3.87%     576,804  2.55%
Health Sciences Portfolio                                10,859,853  89.47%   1,005,504   8.28%     272,327  2.24%
High Yield Bond Portfolio                                42,172,027  91.81%   2,882,570   6.28%     880,083  1.92%
Inflation Managed Portfolio                              34,717,301  93.01%   1,822,300   4.88%     785,843  2.11%
Inflation Strategy Portfolio                              1,776,161  88.71%     121,110   6.05%     104,950  5.24%
International Large-Cap Portfolio                        58,680,158  89.51%   5,944,939   9.07%     930,499  1.42%
International Small-Cap Portfolio                         8,078,336  94.69%     228,863   2.68%     223,785  2.62%
International Value Portfolio                            26,488,194  94.39%   1,066,559   3.80%     507,708  1.81%
Large-Cap Growth Portfolio                               22,712,937  95.61%     700,187   2.95%     342,963  1.44%
Large-Cap Value Portfolio                                19,282,526  91.08%   1,582,063   7.47%     305,806  1.44%
Long/Short Large-Cap Portfolio                            4,810,790  92.15%     297,097   5.69%     112,633  2.16%
Main Street(R) Core Portfolio                            16,980,198  94.57%     537,512   2.99%     437,463  2.44%
Managed Bond Portfolio                                   70,094,162  92.30%   3,910,698   5.15%   1,934,785  2.55%
Mid-Cap Equity Portfolio                                 19,026,171  94.28%     843,966   4.18%     310,064  1.54%
Mid-Cap Growth Portfolio                                 23,077,412  92.97%   1,178,611   4.75%     566,614  2.28%
Mid-Cap Value Portfolio                                   6,036,546  93.96%     210,991   3.28%     176,799  2.75%
Pacific Dynamix - Conservative Growth Portfolio          31,618,640  91.34%   1,822,326   5.26%   1,174,485  3.39%
Pacific Dynamix - Growth Portfolio                       31,791,234  93.18%   1,267,945   3.72%   1,057,273  3.10%
Pacific Dynamix - Moderate Growth Portfolio             101,357,486  89.20%   7,562,000   6.66%   4,709,153  4.14%
Portfolio Optimization Aggressive-Growth Portfolio      157,281,795  88.59%  12,629,848   7.11%   7,634,915  4.30%
Portfolio Optimization Conservative Portfolio           165,628,665  87.75%  12,769,444   6.77%  10,349,282  5.48%
Portfolio Optimization Growth Portfolio                 731,157,677  88.37%  59,706,351   7.22%  36,492,849  4.41%
Portfolio Optimization Moderate Portfolio               918,632,383  89.73%  66,525,922   6.50%  38,607,936  3.77%
Portfolio Optimization Moderate-Conservative Portfolio  279,909,941  92.19%  15,226,405   5.02%   8,477,849  2.79%
Real Estate Portfolio                                    13,015,884  91.15%   1,131,020   7.92%     132,717  0.93%
Short Duration Bond Portfolio                            40,903,116  93.06%   1,666,739   3.79%   1,382,824  3.15%
Small-Cap Equity Portfolio                                3,468,878  95.56%     106,750   2.94%      54,604  1.50%
Small-Cap Growth Portfolio                               10,201,537  94.63%     430,294   3.99%     149,035  1.38%
Small-Cap Index Portfolio                                21,414,947  92.52%   1,456,198   6.29%     274,843  1.19%
Small-Cap Value Portfolio                                11,260,859  92.50%     727,371   5.98%     185,287  1.52%
Technology Portfolio                                     17,047,949  92.91%     904,506   4.93%     396,914  2.16%
Value Advantage Portfolio                                 1,203,966  88.57%      48,856   3.59%     106,449  7.83%

                                                         Outstanding
                                                           Shares
                                                           ------

                                                           Number
                                                           ------
Absolute Return Portfolio                                     103,240
Comstock Portfolio                                         21,926,541
Core Income Portfolio                                         454,992
Currency Strategies Portfolio                                 484,599
Diversified Bond Portfolio                                 28,098,648
Dividend Growth Portfolio                                  20,908,520
Emerging Markets Debt Portfolio                             1,834,008
Emerging Markets Portfolio                                 24,408,625
Equity Index Portfolio                                     32,738,108
Equity Long/Short Portfolio                                 1,313,977
Floating Rate Income Portfolio                              3,934,504
Floating Rate Loan Portfolio                               20,314,188
Focused Growth Portfolio                                    7,384,037
Global Absolute Return Portfolio                            1,267,308
Growth Portfolio                                           22,636,002
Health Sciences Portfolio                                  12,137,683
High Yield Bond Portfolio                                  45,934,681
Inflation Managed Portfolio                                37,325,445
Inflation Strategy Portfolio                                2,002,221
International Large-Cap Portfolio                          65,555,595
International Small-Cap Portfolio                           8,530,984
International Value Portfolio                              28,062,461
Large-Cap Growth Portfolio                                 23,756,088
Large-Cap Value Portfolio                                  21,170,396
Long/Short Large-Cap Portfolio                              5,220,520
Main Street(R) Core Portfolio                              17,955,173
Managed Bond Portfolio                                     75,939,645
Mid-Cap Equity Portfolio                                   20,180,202
Mid-Cap Growth Portfolio                                   24,822,637
Mid-Cap Value Portfolio                                     6,424,337
Pacific Dynamix - Conservative Growth Portfolio            34,615,452
Pacific Dynamix - Growth Portfolio                         34,116,451
Pacific Dynamix - Moderate Growth Portfolio               113,628,639
Portfolio Optimization Aggressive-Growth Portfolio        177,546,559
Portfolio Optimization Conservative Portfolio             188,747,391
Portfolio Optimization Growth Portfolio                   827,356,877
Portfolio Optimization Moderate Portfolio               1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio    303,614,194
Real Estate Portfolio                                      14,279,622
Short Duration Bond Portfolio                              43,952,680
Small-Cap Equity Portfolio                                  3,630,232
Small-Cap Growth Portfolio                                 10,780,866
Small-Cap Index Portfolio                                  23,145,988
Small-Cap Value Portfolio                                  12,173,517
Technology Portfolio                                       18,349,370
Value Advantage Portfolio                                   1,359,271

                                      F-8

                              PACIFIC SELECT FUND
                 SPECIAL MEETINGS OF SHAREHOLDERS (Continued)
                                  (Unaudited)


Proposal 5 for certain Funds of Pacific Select Fund as listed below
  To approve making investment goals "non-fundamental".

                                                                                             Outstanding
                                        Votes For        Votes Against       Abstentions       Shares
                                        ---------        -------------       -----------       ------

                                     Number   Percent*  Number   Percent*  Number   Percent*   Number
                                     ------   --------  ------   --------  ------   --------   ------
Comstock Portfolio                 20,643,997  94.15%    979,779  4.47%     302,765  1.38%   21,926,541
Dividend Growth Portfolio          19,825,632  94.82%    743,606  3.56%     339,282  1.62%   20,908,520
Emerging Markets Portfolio         22,687,978  92.95%  1,145,013  4.69%     575,635  2.36%   24,408,625
Equity Index Portfolio             29,808,870  91.05%  2,073,971  6.34%     855,267  2.61%   32,738,108
Focused Growth Portfolio            6,779,959  91.82%    405,020  5.49%     199,057  2.70%    7,384,037
Growth Portfolio                   21,105,799  93.24%    829,671  3.67%     700,532  3.09%   22,636,002
Health Sciences Portfolio          11,012,997  90.73%    838,863  6.91%     285,823  2.35%   12,137,683
High Yield Bond Portfolio          43,429,752  94.55%  1,374,094  2.99%   1,130,835  2.46%   45,934,681
Inflation Managed Portfolio        35,276,222  94.51%  1,111,336  2.98%     937,887  2.51%   37,325,445
International Large-Cap Portfolio  61,145,657  93.27%  2,434,465  3.71%   1,975,473  3.01%   65,555,595
International Value Portfolio      26,482,914  94.37%    990,885  3.53%     588,662  2.10%   28,062,461
Large-Cap Growth Portfolio         22,682,487  95.48%    708,507  2.98%     365,094  1.54%   23,756,088
Large-Cap Value Portfolio          20,046,108  94.69%    697,141  3.29%     427,147  2.02%   21,170,396
Main Street(R) Core Portfolio      16,919,415  94.23%    566,169  3.15%     469,589  2.62%   17,955,173
Managed Bond Portfolio             70,475,725  92.80%  3,138,999  4.13%   2,324,920  3.06%   75,939,645
Mid-Cap Equity Portfolio           19,079,623  94.55%    675,384  3.35%     425,195  2.11%   20,180,202
Mid-Cap Growth Portfolio           23,129,048  93.18%  1,120,905  4.52%     572,685  2.31%   24,822,637
Real Estate Portfolio              13,575,971  95.07%    482,130  3.38%     221,520  1.55%   14,279,622
Short Duration Bond Portfolio      41,391,984  94.17%  1,275,575  2.90%   1,285,121  2.92%   43,952,680
Small-Cap Equity Portfolio          3,447,617  94.97%    125,644  3.46%      56,971  1.57%    3,630,232
Small-Cap Growth Portfolio         10,145,534  94.11%    460,702  4.27%     174,630  1.62%   10,780,866
Small-Cap Index Portfolio          21,708,926  93.79%    901,594  3.90%     535,468  2.31%   23,145,988
Small-Cap Value Portfolio          11,335,066  93.11%    534,307  4.39%     304,145  2.50%   12,173,517
Technology Portfolio               17,214,028  93.81%    514,568  2.80%     620,774  3.38%   18,349,370

  Shareholders of record on August 12, 2016 representing 17,543,938 outstanding Class I shares of the Technology Portfolio, a fund of Pacific Select Fund, were notified that a Special Meeting of Shareholders would be held for the Technology Portfolio at the offices of Pacific Life Insurance Company on October 28, 2016. 100.00% of the outstanding shares of the portfolio were voted at the meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned meeting is outlined as follows:

Proposal 1 for the Technology Portfolio:
  To change the classification of the Technology Portfolio from a "diversified" company to a "non-diversified" company.

                                                                                 Total
                                                                              Outstanding
                           Votes For        Votes Against      Abstentions      Shares
                           ---------        -------------      -----------      ------

Portfolio               Number   Percent*  Number   Percent* Number  Percent*   Number
---------               ------   --------  ------   -------- ------  --------   ------
Technology Portfolio  15,046,483  85.76%  1,953,196  11.13%  544,259  3.10%   17,543,938

  Shareholders of record on September 1, 2016 representing 134,868 outstanding Class I shares of the Absolute Return Portfolio, a fund of Pacific Select Fund, were notified that a Special Meeting of Shareholders would be held for the Absolute Return Portfolio at the offices of Pacific Life Insurance Company on October 28, 2016. 100.00% of the outstanding shares of the portfolio were voted at the meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned meeting is outlined as follows:

Proposal 2 for the Absolute Return Portfolio:
  To approve a Plan of Liquidation providing for the liquidation and dissolution of the Absolute Return Portfolio.

                                                                               Total
                                                                            Outstanding
                              Votes For      Votes Against    Abstentions     Shares
                              ---------      -------------    -----------     ------

Portfolio                  Number  Percent* Number Percent* Number Percent*   Number
---------                  ------  -------- ------ -------- ------ --------   ------
Absolute Return Portfolio  116,803  86.61%    -     0.00%   18,065  13.39%    134,868

  *Based on total shares outstanding

                                      F-9